UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2024 (June 5, 2024)

Date of Report (Date of earliest event reported)

Clough Global Equity Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21712	20-2248098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1850, Denver, CO	80290
(Address of principal executive offices)	(Zip Code)

(855) 425-6844
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 5, 2024, Clough Global Equity Fund, (NYSE: GLQ) (the “Fund”), a closed-end fund, issued a press release in connection with the authorization by the Fund’s Board of Trustees of the renewal of its open-market share repurchase program pursuant to which the Fund may purchase, through June 30, 2025, up to 5% of its outstanding common shares in open-market transactions. Details of the program can be found in the attached Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is filed as part of this Report.

Exhibit No.	Description
99.1	Clough Global Equity Fund Press Release dated June 5, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2024	By:	/s/ Christopher Morre
Christopher Moore
Secretary